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                                                       Exhibit 99.B (g)(1)(B)(i)

[ING FUNDS LOGO]


October 26, 2005


Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286


Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Global Advantage and Premium Opportunity Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated
July 29, 2005.

     The AMENDED EXHIBIT A has also been updated the removal of ING GET Fund - Series I, ING GET Fund - Series J and ING Classic Principal Protection Fund IV.

     Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below. If you have any questions, please contact me at (480) 477-2190.

                                              Sincerely,


                                              /s/ Todd Modic
                                              Todd Modic
                                              Senior Vice President
                                              ING Global Advantage and Premium
                                              Opportunity Fund


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
       ---------------------------------------
Name:   EDWARD G. McGANN
       ---------------------------------------
Title:  MANAGING DIRECTOR   Duly Authorized
       ---------------------------------------


337 E. Doubletree Ranch Rd.  Tel: 480-477-3000  ING Global Advantage and Premium
Scottsdale, AZ 85258-2034    Fax: 480-477-2700                  Opportunity Fund
                             www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                                                      EFFECTIVE DATE
----                                                                                    ------------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                                                   May 17, 2004
   ING Corporate Leaders Trust - Series B                                                   May 17, 2004

ING Equity Trust
   ING Convertible Fund                                                                     June 9, 2003
   ING Disciplined LargeCap Fund                                                            June 9, 2003
   ING Equity and Bond Fund                                                                 June 9, 2003
   ING Financial Services Fund                                                              June 9, 2003
   ING LargeCap Growth Fund                                                                 June 9, 2003
   ING LargeCap Value Fund                                                                 February 1, 2004
   ING MidCap Opportunities Fund                                                            June 9, 2003
   ING MidCap Value Choice Fund                                                            February 1, 2005
   ING MidCap Value Fund                                                                    June 9, 2003
   ING Principal Protection Fund                                                            June 2, 2003
   ING Principal Protection Fund II                                                         June 2, 2003
   ING Principal Protection Fund III                                                        June 2, 2003
   ING Principal Protection Fund IV                                                         June 2, 2003
   ING Principal Protection Fund V                                                          June 2, 2003
   ING Principal Protection Fund VI                                                         June 2, 2003
   ING Principal Protection Fund VII                                                         May 1, 2003
   ING Principal Protection Fund VIII                                                      October 1, 2003
   ING Principal Protection Fund IX                                                       February 2, 2004
   ING Principal Protection Fund X                                                          May 3, 2004
   ING Principal Protection Fund XI                                                       August 16, 2004
   ING Principal Protection Fund XII                                                     November 15, 2004
   ING Principal Protection Fund XIII                                                           TBD
   ING Principal Protection Fund XIV                                                            TBD
   ING Real Estate Fund                                                                     June 9, 2003
   ING SmallCap Opportunities Fund                                                          June 9, 2003
   ING SmallCap Value Choice Fund                                                         February 1, 2005
   ING SmallCap Value Fund                                                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                           April 7, 2003
   ING GNMA Income Fund                                                                    April 7, 2003
   ING High Yield Bond Fund                                                                April 7, 2003
   ING Institutional Prime Money Market Fund                                               July 29, 2005
   ING Intermediate Bond Fund                                                              April 7, 2003
   ING National Tax-Exempt Bond Fund                                                       April 7, 2003

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
ING GET FUND
   ING GET Fund - Series K                                                                 July 14, 2003
   ING GET Fund - Series L                                                                 July 14, 2003
   ING GET Fund - Series M                                                                 July 14, 2003
   ING GET Fund - Series N                                                                 July 14, 2003
   ING GET Fund - Series P                                                                 July 14, 2003
   ING GET Fund - Series Q                                                                 July 14, 2003
   ING GET Fund - Series R                                                                 July 14, 2003
   ING GET Fund - Series S                                                                 July 14, 2003
   ING GET Fund - Series T                                                                 July 14, 2003
   ING GET Fund - Series U                                                                 July 14, 2003
   ING GET Fund - Series V                                                                 March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                                    March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                                        October 26, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                                        June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                                                       January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                                  January 6, 2003
   ING American Funds Growth Portfolio                                                   September 2, 2003
   ING American Funds Growth-Income Portfolio                                            September 2, 2003
   ING American Funds International Portfolio                                            September 2, 2003
   ING Capital Guardian Managed Global Portfolio                                          January 13, 2003
   ING Capital Guardian Small/Mid Cap Portfolio                                           January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio                                           January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                                          January 6, 2003
   ING Evergreen Health Sciences Portfolio                                                  May 3, 2004
   ING Evergreen Omega Portfolio                                                            May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                                               January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                                                    April 29, 2005
   ING Global Resources Portfolio                                                         January 13, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                              January 6, 2003
   ING International Portfolio                                                            January 13, 2003
   ING Janus Contrarian Portfolio                                                         January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                                         January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                                                January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                                              April 29, 2005
   ING Julius Baer Foreign Portfolio                                                      January 13, 2003
   ING Legg Mason Value Portfolio                                                         January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                                                 May 1, 2004
   ING LifeStyle Growth Portfolio                                                            May 1, 2004

   ING LifeStyle Moderate Growth Portfolio                                                   May 1, 2004
   ING LifeStyle Moderate Portfolio                                                          May 1, 2004
   ING Limited Maturity Bond Portfolio                                                     January 6, 2003
   ING Liquid Assets Portfolio                                                             January 6, 2003
   ING MarketPro Portfolio                                                                 August 1, 2005
   ING MarketStyle Growth Portfolio                                                        August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                                               August 1, 2005
   ING MarketStyle Moderate Portfolio                                                      August 1, 2005
   ING Marsico Growth Portfolio                                                           January 13, 2003
   ING Marsico International Opportunities Portfolio                                       April 29, 2005
   ING Mercury Large Cap Value Portfolio                                                   January 6, 2003
   ING Mercury Large Cap Growth Portfolio                                                  January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                                       January 13, 2003
   ING MFS Total Return Portfolio                                                         January 13, 2003
   ING MFS Utilities Portfolio                                                             April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                                               January 13, 2003
   ING PIMCO Core Bond Portfolio                                                          January 13, 2003
   ING PIMCO High Yield Portfolio                                                        November 5, 2003
   ING Pioneer Fund Portfolio                                                               April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                                                     April 29, 2005
   ING Salomon Brothers All Cap Portfolio                                                  January 6, 2003
   ING Salomon Brothers Investors Portfolio                                                January 6, 2003
   ING Stock Index Portfolio                                                             November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                                       January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                              January 13, 2003
   ING UBS U.S. Allocation Portfolio                                                       January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                                 January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                              January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                             January 13, 2003
   ING Van Kampen Real Estate Portfolio                                                   January 13, 2003
   ING VP Index Plus International Equity Portfolio                                         July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio                                          January 6, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                                          November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                                           November 3, 2003
   ING Foreign Fund                                                                         July 1, 2003
   ING Global Equity Dividend Fund                                                       September 2, 2003
   ING Global Real Estate Fund                                                           November 3, 2003
   ING Global Value Choice Fund                                                          November 3, 2003
   ING International Fund                                                                November 3, 2003
   ING International SmallCap Fund                                                       November 3, 2003
   ING International Value Choice Fund                                                    February 1, 2005

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
   ING Precious Metals Fund                                                              November 3, 2003
   ING Russia Fund                                                                       November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio                                     January 10, 2005
   ING American Century Select Portfolio                                                  January 10, 2005
   ING American Century Small Cap Value Portfolio                                         January 10, 2005
   ING Baron Small Cap Growth Portfolio                                                   January 10, 2005
   ING Fidelity(R) VIP Contrafund(R)Portfolio                                            November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                                           November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                                                  November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                                                 November 15, 2004
   ING Fundamental Research Portfolio                                                     January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio                                          January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio                                             January 10, 2005
   ING JPMorgan Fleming International Portfolio                                           January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                                                   January 10, 2005
   ING MFS Capital Opportunities Portfolio                                                January 10, 2005
   ING OpCap Balanced Value Portfolio                                                     January 10, 2005
   ING Oppenheimer Global Portfolio                                                       January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                                             January 10, 2005
   ING PIMCO Total Return Portfolio                                                       January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio                                       January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio                                       January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio                                        January 10, 2005
   ING Solution 2015 Portfolio                                                             April 29, 2005
   ING Solution 2025 Portfolio                                                             April 29, 2005
   ING Solution 2035 Portfolio                                                             April 29, 2005
   ING Solution 2045 Portfolio                                                             April 29, 2005
   ING Solution Income Portfolio                                                           April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                 January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                                              January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                                                January 10, 2005
   ING Van Kampen Comstock Portfolio                                                      January 10, 2005
   ING Van Kampen Equity and Income Portfolio                                             January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                                  June 2, 2003
   ING Aeltus Money Market Fund                                                             June 2, 2003
   ING Balanced Fund                                                                        June 2, 2003
   ING Equity Income Fund                                                                   June 9, 2003
   ING Global Science and Technology Fund                                                   June 2, 2003
   ING Government Fund                                                                      June 2, 2003
   ING Growth Fund                                                                          June 9, 2003
   ING Index Plus LargeCap Fund                                                             June 9, 2003
   ING Index Plus MidCap Fund                                                               June 9, 2003

   ING Index Plus Protection Fund                                                           June 2, 2003
   ING Index Plus SmallCap Fund                                                             June 9, 2003
   ING International Growth Fund                                                         November 3, 2003
   ING Small Company Fund                                                                   June 9, 2003
   ING Strategic Allocation Balanced Fund                                                   June 2, 2003
   ING Strategic Allocation Growth Fund                                                     June 2, 2003
   ING Strategic Allocation Income Fund                                                     June 2, 2003
   ING Value Opportunity Fund                                                               June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                                           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                                             July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                             July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                                       July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                               September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                                December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                                                 March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                                                  June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                                               September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                                                December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                                                  March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                                                   June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                                               September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                                               December 6, 2005
   ING GET U.S. Core Portfolio - Series 12                                                 March 2, 2006
   ING GET U.S. Opportunity Portfolio - Series 1                                                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                                TBD
   ING VP Global Equity Dividend Portfolio                                               November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                                           July 7, 2003
   ING VP Growth Portfolio                                                                  July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                                     July 7, 2003
   ING VP Index Plus MidCap Portfolio                                                       July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                                     July 7, 2003
   ING VP International Equity Portfolio                                                 November 3, 2003
   ING VP Small Company Portfolio                                                           July 7, 2003
   ING VP Value Opportunity Portfolio                                                       July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                                           October 6, 2003

   ING VP Disciplined LargeCap Portfolio                                                  October 6, 2003
   ING VP Financial Services Portfolio                                                      May 1, 2004
   ING VP High Yield Bond Portfolio                                                       October 6, 2003
   ING VP International Value Portfolio                                                  November 3, 2003
   ING VP LargeCap Growth Portfolio                                                       October 6, 2003
   ING VP MagnaCap Portfolio                                                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                                                  October 6, 2003
   ING VP Real Estate Portfolio                                                             May 1, 2004
   ING VP SmallCap Opportunities Portfolio                                                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                             July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                                       November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                               July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                            October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                                         October 6, 2003
   The Bond Portfolio                                                                     October 6, 2003
   The Money Market Portfolio                                                             October 6, 2003
   The Stock Portfolio                                                                    October 6, 2003

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